EXHIBIT 10.7

Mississippi Business Finance Corporation
To
The First National Bank of Chicago
As Trustee

Indenture of Trust

Dated as of May 1, 1999

Indenture of Trust
(This Table of Contents is not a part of
this Indenture of Trust and is only for
convenience of reference)

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-iii-

Indenture of Trust
     This Indenture of Trust (the “Indenture”), dated as of May 1, 1999, by and between the Mississippi Business Finance Corporation, a public corporation of the State of Mississippi (the “Issuer”), and The First National Bank of Chicago, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, with its principal corporate trust office located in Chicago, Illinois, as Trustee (the “Trustee”).
W i t n e s s e t h:
     Whereas, the Issuer is authorized under the Constitution and laws of the State of Mississippi, including Sections 57-10-201 through 57-10-261, inclusive, and Sections 57-10-401 through 57-10-449, inclusive, of the Mississippi Code of 1972, as amended (the “Act”), to provide and finance “economic development projects” under the Act; and
     Whereas, the Issuer has authorized the issuance of its Economic Development Revenue Bonds (Ingalls Shipbuilding, Inc. Project) Taxable Series 1999A (the “Bonds”) in an aggregate principal amount of $83,700,000 for the purpose of defraying the costs of certain port facilities pursuant to the Act (the “Project”) to be owned by Ingalls Shipbuilding, Inc., a Delaware corporation (the “Company”); and
     Whereas, the Issuer has duly entered into a Loan Agreement, dated as of May 1, 1999, with the Company specifying the terms and conditions of a loan by the Issuer to the Company of the proceeds of the Bonds for the purpose of financing the Project and the payment by the Company to the Issuer of amounts sufficient for the payment of the principal of, premium, if any, and interest on the Bonds and certain related expenses; and
     Whereas, payments of principal of, and premium, if any, and interest on, the Bonds are unconditionally guaranteed to the Trustee for the benefit of the owners of the Bonds pursuant to a Guaranty Agreement, dated as of May 1, 1999, from Litton Industries, Inc., a Delaware corporation and the owner of all outstanding capital stock of the Company; and
     Whereas, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and premium, if any, and interest thereon, the Issuer has authorized the execution and delivery of this Indenture; and
     Whereas, the Bonds, the certificate of authentication to be endorsed on the Bonds and the form of assignment to be endorsed on the Bonds are to be in substantially the following forms, with appropriate variations, omissions and insertions as permitted or required by this Indenture, to-wit:

(Form of Bond)
[Private Placement Legend]
United States of America
State of Mississippi
Mississippi Business Finance Corporation
Economic Development Revenue Bonds
(Ingalls Shipbuilding, Inc. Project)
Taxable Series 1999A

No.	CUSIP:	$

Dated Date:	Maturity Date:	Interest Rate:
May 1, 1999	May 1, 2024	7.810%
Registered Owner:
Principal Amount:
     Know All Men By These Presents that the Mississippi Business Finance Corporation (the “Issuer”), a public corporation of the State of Mississippi, for value received, hereby promises to pay, solely and only from the sources and as hereinafter provided, to the Registered Owner specified above (the “Registered Owner”), or registered assigns, the Principal Amount specified above, payable on the Maturity Date specified above (the “Maturity Date”), except as the provisions hereinafter set forth with respect to redemption and acceleration of maturity prior to the Maturity Date may become applicable hereto, and in like manner to pay interest on said Principal Amount from the Dated Date hereof at the Interest Rate per annum identified above, payable on each Interest Payment Date (as hereinafter defined) until said Principal Amount is paid. Interest hereon shall be calculated on the basis of a year consisting of 360 days of twelve (12) thirty-day months. Principal of and premium, if any, on this Bond shall be payable in lawful money of the United States of America at the designated corporate trust office (the “Principal Office”) of The First National Bank of Chicago, as trustee, or its successor under trust (the “Trustee”). “Interest Payment Date” means May 1 and November 1 of each year, commencing November 1, 1999.
     Interest on this Bond shall be payable to the Registered Owner hereof as of the Record Date (as hereinafter defined) preceding the related Interest Payment Date. Except while the Bonds are in a book-entry system of registration, payments of interest on this Bond shall be made in next day funds by check of the Trustee mailed on the applicable Interest Payment Date to the Registered Owner hereof at his address as it appears on the registration books of the Issuer kept by the Trustee, as bond registrar, or at such other address as is furnished to the Trustee in writing by such Registered Owner no later than the close of business on the Record Date;

provided that payments of interest on this Bond may be made by wire transfer of immediately available funds to the Registered Owner of this Bond to an account at a financial institution located in the continental United States in the event that the Registered Owner hereof is the Registered Owner of at least $1,000,000 in aggregate principal amount of the Bonds (as hereinafter defined) as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date and such Registered Owner shall have given written notice to the Trustee on or before the second Business Day immediately preceding such Record Date, directing the Trustee to make such payments of interest by wire transfer and identifying the location and number of the account to which such payments should be wired. As used herein, the term “Record Date” shall mean the fifteenth day of the calendar month immediately preceding such Interest Payment Date.
     This Bond is issued pursuant to and in full compliance with the Constitution and laws of the State of Mississippi, including particularly Sections 57-10-201 through 57-10-261, inclusive, and Sections 57-10-401 through 57-10-449, inclusive, of the Mississippi Code of 1972, as supplemented and amended (the “Act”), and in accordance with action taken by the governing body of the Issuer. This Bond and the obligation to pay interest hereon are special, limited obligations of the Issuer, secured as hereinafter described and payable solely out of the revenues and income derived from the hereinafter defined Agreement and as otherwise provided in the hereinafter defined Indenture.
     The Bonds will be limited obligations of the Issuer, payable solely from the revenues and receipts derived from the Agreement. The Bonds shall not be general obligations of the Issuer nor shall they be payable in any manner by taxation. The Bonds do not and shall never constitute or evidence an indebtedness of the Issuer, the State of Mississippi or any political subdivision thereof or a loan of credit thereof within the meaning of any constitutional or statutory provision. This Bond and all other Bonds of the series of which it forms a part are issued under, and in conformity with, the provisions, restrictions and limitations of the constitution and laws of the State of Mississippi and particularly the provisions of Sections 57-10-201 through 57-10-261, inclusive, and Sections 57-10-401 through 57-10-449, Inclusive, of the Mississippi Code of 1972, as amended.
     This Bond is one of an authorized series of Bonds in the aggregate principal amount of $83,700,000 (the “Bonds”) issued for the purpose of defraying the costs of certain port facilities (the “Project”) at the shipbuilding complex (the “Plant”) of Ingalls Shipbuilding, Inc., a Delaware corporation (the “Company”), located in Jackson County, Mississippi. The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of an Indenture of Trust dated as of May 1, 1999 (which indenture, as from time to time amended and supplemented, is hereinafter referred to as the “Indenture”), duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Indenture for a description of the rights, duties and obligations of the Issuer, the Trustee and the owners of the Bonds and the terms upon which the Bonds are issued and secured. The terms and conditions of the use of the proceeds of the Bonds and the payment of loan repayment installments by the Company (which installments are correlated to the terms of the Bonds as to principal amount and maturity date, interest rates and payment dates and prepayment (or redemption) provisions) are contained in a Loan Agreement dated as of May 1, 1999 (which agreement, as from time to time amended and supplemented, is hereinafter referred to as the “Agreement”), by and between the Issuer and the Company. Payments of principal of, and interest and premium, if any, on, the Bonds are guaranteed by Litton Industries, Inc., a Delaware corporation and the owner of all outstanding stock of the Company (the “Guarantor”), under a Guaranty Agreement dated as of May 1, 1999 (the “Guaranty”) from the Guarantor to the Trustee. Capitalized terms used herein and not defined shall have the meanings set forth in the Indenture.
     The Bonds are issuable only as fully registered Bonds without coupons in denominations of $5,000 or any integral multiple thereof but not less than $100,000 (such denominations being hereinafter referred to as “Authorized Denominations”). This Bond is transferable by the Registered Owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new Bond or Bonds of Authorized Denomination or Denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Issuer and the Trustee may deem and treat the Registered Owner hereof as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and premium, if any, hereon and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.
     Subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation thereof, Bonds may be exchanged for a like aggregate principal amount of Bonds of other Authorized Denominations. The Trustee shall not be required to transfer or exchange any Bond after notice calling such Bond or portion thereof for redemption prior to maturity has been given as provided in the Indenture, or during the period of fifteen (15) days next preceding the giving of such notice of redemption.
     No recourse shall be had for the payment of the principal of, premium, if any, and interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future official or employee of the Issuer, or of any successor thereof, as such, either directly or indirectly or through the Issuer or any successor, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such official or employee as such is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of any of the Bonds.
     Payments pursuant to the Agreement and as otherwise provided in the Indenture sufficient for the prompt payment, when due, of the principal of and interest, and premium, if any, on the Bonds are to be paid to the Trustee for the account of the Issuer and deposited in a special trust fund created by the Issuer and identified as the Bond Fund, and such payments have been duly pledged and assigned for that purpose, and in addition certain rights of the Issuer under the Agreement have been assigned to the Trustee to secure payment of such principal, premium, if any, and interest under the Indenture.

     The Bonds are subject to redemption at the option of the Company as provided in the Indenture. In addition, the Bonds are subject to mandatory redemption upon the terms provided in the Indenture.
     The Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or the Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture or the Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the Maturity Date, together with interest accrued thereon. The Indenture prescribes the manner in which it may be discharged, including a provision that under certain circumstances the Bonds shall be deemed to be paid if Governmental Obligations maturing as to principal and interest in such amounts and on such dates as will provide sufficient moneys to pay the principal of and interest and premium, if any, on the Bonds shall have been deposited with the Trustee, and if moneys sufficient to pay all fees, charges and expenses of the Trustee and all other liabilities of the Company under the Agreement shall have been paid or provided for, after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture or the Agreement, except for purposes of transfer and exchange and payment from such Governmental Obligations on the date or dates specified at the time of such deposit.
     The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the owners of the Bonds at any time by the Issuer and the Trustee with the consent of the owners of not less than a majority, or in certain instances 100%, in aggregate principal amount of the Bonds at the time outstanding. Any such consent or waiver by the Registered Owner of this Bond shall be conclusive and binding upon such owner and upon all future owners of this Bond and of any Bond issued upon the transfer or exchange of this Bond whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions permitting the Trustee to enter into certain supplemental indentures without the consent of the owners of the Bonds and to waive certain past defaults under the Indenture and their consequences. No amendment of the Indenture will become effective without the consent of the Company.
     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually executed by the Trustee. This Bond is issued with the intent that the laws of the State of Mississippi will govern its construction.
     It is Hereby Certified, Recited and Declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation.

     In Witness Whereof, the Mississippi Business Finance Corporation has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Executive Director and its seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary, all as of the Dated Date.

Mississippi Business Finance Corporation

By:
Executive Director

[Seal]

Attested:

By:
Secretary
[Form of Certificate of Authentication]
     This Bond is one of the Bonds of the issue described in the within mentioned Indenture of Trust.

The First National Bank of Chicago,
Date of Authentication:	as Trustee

By:
Authorized Officer

[Form of Validation Certificate]
State of Mississippi
County of Hinds
     The undersigned, Secretary of the Mississippi Business Finance Corporation, does hereby certify that the within Bond has been validated and confirmed by decree of the Chancery Court of the First Judicial District of Hinds County, Mississippi, rendered on the 14th day of May, 1999.

Secretary, Mississippi Business
Finance Corporation

[SEAL]

[Form of Assignment]
     The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT—	(Cust)	Custodian	(Minor)

under Uniform Gifts to Minors Act	(State)

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right
of survivorship and not as
tenants in common
     Additional abbreviations may also be used though not in the above list.
Assignment
     For Value Received, the undersigned sells, assigns and transfers unto

(Name and Address of Assignee)
(Taxpayer I.D. No.                                         )
the within Bond of Mississippi Business Finance Corporation numbered                                         , and does hereby irrevocably constitute and appoint                                          to transfer said Bond on the books kept for registration thereof with full power of substitution in the premises.
Dated:
Notice: The signature(s) to this Assignment must correspond with the name as it appears upon the face of the Bond in every particular, without alteration or enlargement or any change whatever.
Signature Guaranteed:
Notice: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company with a branch in the United States.
*      *      *      *      *      *

          Whereas, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the amounts assigned and pledged to the payment of the principal of, premium, if any, and interest on the Bonds and a valid assignment and pledge of certain rights of the Issuer under the Agreement have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized:
Granting Clauses
Now, Therefore, this Indenture of Trust Witnesseth:
          That the Issuer in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the owners thereof, the delivery of the Guaranty by the Guarantor and of the sum of ten dollars, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable considerations, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, and premium, if any, and interest on, and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby grant, bargain, sell, convey, assign and pledge, and grant a security interest to The First National Bank of Chicago, as Trustee, and its successors in trust and assigns forever, for the benefit of the owners from time to time of the Bonds, to the extent provided in this Indenture:
Granting Clause First
          All of the right, title and interest of the Issuer in and to the Agreement and all Revenues, as hereinafter defined, except for the rights of the Issuer under Sections 4.2(c), 5.2 and 6.3 of the Agreement and the rights to make determinations and receive notices as therein provided;
Granting Clause Second
          All moneys and securities from time to time held by the Trustee under the terms of this Indenture, including without limitation any moneys realized under the Guaranty, and any and all other real or personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

          To Have And To Hold all and singular the Trust Estate (as hereinafter defined), whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;
          In Trust, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds (except as otherwise specifically provided herein);
          Provided, However, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, on the dates and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon (or Governmental Obligations, as hereinafter defined, sufficient for that purpose as provided in Article VIII hereof), and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof and, after said payments on the Bonds and payment of such other sums have been made, then upon the final payment thereof or provision therefor this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.
          This Indenture of Trust Further Witnesseth, and it is expressly declared that, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners of the Bonds as follows (subject, however, to the provisions of Section 2.3 hereof):
Article I
Definitions
          All words and phrases defined in Article I of the Agreement shall have the same meanings in this Indenture. In addition, the following words and phrases shall have the following meanings:
          “Act” means Sections 57-10-201 through 57-10-261, inclusive, and Sections 57-10-401 through 57-10-449, inclusive, of the Mississippi Code of 1972, as supplemented and amended.
          “Agreement” means the Loan Agreement dated as of May 1, 1999, by and between the Issuer and the Company, as from time to time supplemented and amended, relating to the Bonds.

          “Authorized Denomination” means $5,000 or any integral multiple thereof but not less than $100,000.
          “Beneficial Owner” means the owner of a Bond or portion thereof for federal income tax purposes.
          “Bond” or “Bonds” means the Economic Development Revenue Bonds (Ingalls Shipbuilding, Inc. Project) Taxable Series 1999A of the Issuer, authorized to be issued in the aggregate principal amount of $83,700,000 pursuant to this Indenture.
          “Bond Counsel” means Chapman and Cutler or such other nationally recognized municipal bond counsel of recognized expertise with respect to such matters as may be mutually satisfactory to the Issuer, the Company (so long as no event of default is then existing under Section 6.1(a), (b), (c), (d) or (e) of the Agreement) and the Trustee.
          “Bond Fund” means the fund created and established by Section 5.2 of this Indenture.
          “Bondholder,” “bondholder,” “holder” and “owner” mean the Registered Owner of any Bond.
          “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the city in which the Principal Office of the Company or the Principal Office of the Trustee are required or authorized by law or executive order to be closed, or other than a day on which the New York Stock Exchange is closed.
          “Code” means the Internal Revenue Code of 1986, as amended, together with any regulations promulgated thereunder or applicable thereto.
          “Company” means Ingalls Shipbuilding, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware, and its successors and assigns, and any surviving, resulting or transferee entity as permitted by Section 5.1 of the Agreement. “Principal Office” of the Company means 1000 Litton Access Road, Pascagoula, Mississippi 39567 unless another office is designated as such in writing to the Trustee and the Issuer.
          “Construction Fund” means the fund created and established by Section 5.6 of this Indenture.
          “Counsel” means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.
          “Dated Date” means May 1, 1999.

          “Direct Participant” means securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations which participate in the Securities Depository with respect to the Bonds.
          “Event of Default” or “event of default” means any occurrence or event specified as such in and defined as such by Section 8.1 hereof.
          “Governmental Obligations” means noncallable, direct general obligations of, or obligations the full and timely payment of the principal of and interest on which is unconditionally guaranteed by, the United States of America.
          “Guarantor” means Litton Industries, Inc., a Delaware corporation, and its successors and assigns.
          “Guaranty” means the Guaranty Agreement dated as of May 1, 1999 between the Guarantor and the Trustee, pursuant to which the Guarantor guarantees, among other things, the payment of principal of, premium, if any, and interest on the Bonds, as it may hereafter be amended or supplemented.
          “Indenture” means this Indenture, as from time to time supplemented and amended in accordance with Article XI hereof.
          “Initial Purchaser” means NationsBanc Montgomery Securities LLC.
          “Interest Payment Date” means May 1 and November 1 of each year, commencing November 1, 1999.
          “Issuer” means the Mississippi Business Finance Corporation, a public corporation of the State of Mississippi, and any successor body to the duties or functions of the Issuer.
          “Maturity Date” means May 1, 2024.
          “Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successor and their assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other Rating Agency.
          “Outstanding” or “Bonds outstanding” means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:
     (a) Bonds canceled after purchase or because of payment at redemption or at maturity;
     (b) Bonds or portions thereof deemed to be paid, as provided in Article VII hereof;

     (c) Bonds in lieu of which other Bonds have been authenticated under Sections 2.7, 2.8 and 3.2 hereof; and
     (d) Unsurrendered Bonds.
If this Indenture shall have been discharged pursuant to the provisions of Article VII hereof, no Bonds shall be deemed to be Outstanding within the meaning of this provision.
          “Rating Agency” means any nationally recognized securities rating agency selected by the Company, with notice to the Trustee.
          “Record Date” means the fifteenth day of the calendar month immediately preceding an Interest Payment Date.
          “Registered Owner” means the person or persons in whose name or names a Bond shall be registered on the registration books of the Issuer maintained by the Trustee for that purpose in accordance with the terms of this Indenture.
          “Revenues” means the amounts pledged to the payment of the principal of, premium, if any, and interest on the Bonds, consisting of the following: (i) all amounts payable pursuant to Section 4.2(a) of the Agreement and all receipts of the Trustee credited under the provisions of this Indenture against such amounts, including all moneys realized by the Trustee under the Guaranty to pay the principal of, premium, if any, and interest on the Bonds, (ii) any portion of the net proceeds of the Bonds deposited with the Trustee under Section 6.3(a) hereof, and (iii) any amounts paid into the Bond Fund from the Construction Fund, including income on investments.
          “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other Rating Agency.
          “Securities Depository” has the meaning set forth in Section 2.11 hereof.
          “State” means the State of Mississippi.
          “Trust Estate” means the property conveyed to the Trustee for the benefit of the owners from time to time of the Bonds pursuant to the Granting Clauses of this Indenture.
          “Trustee” means The First National Bank of Chicago, and any successor trustee at the time serving as successor trustee hereunder. “Principal Office” of the Trustee means, initially, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 and, thereafter, the office designated as such in writing to the Bondholders, the Issuer and the Company.
          The words “hereof,” “herein,” “hereunder” and other words of similar import refer to this Indenture as a whole.

          Unless otherwise specified, references to Articles, Sections, and other subdivisions of this Indenture are to the designated Articles, Sections, and other subdivisions of this Indenture as originally executed.
          The headings of this Indenture are for convenience only and shall not define or limit the provisions hereof.
Article II
The Bonds
     Section 2.1. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article II. The total principal amount of Bonds that may be issued is hereby expressly limited to $83,700,000, except as provided in Section 2.7 hereof.
     Section 2.2. Issuance of Bonds; Interest on Bonds.
          (a) General. The Bonds shall be designated “Mississippi Business Finance Corporation Economic Development Revenue Bonds (Ingalls Shipbuilding, Inc. Project) Taxable Series 1999A.” The Bonds shall be issuable only as fully registered Bonds without coupons in Authorized Denominations. Unless the Issuer shall otherwise direct, the Bonds shall be numbered separately from 1 upward.
          All Bonds shall be dated the Dated Date and shall mature on the Maturity Date. The Bonds shall be subject to redemption prior to maturity as set forth in Article III hereof. Interest on the Bonds shall be payable in arrears on each Interest Payment Date for each Bond until the principal sum becomes due and payable and shall accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for on such Bond, then from the Dated Date until the principal of such Bond is paid or made available for payment.
          The Bonds shall bear interest at the rate of 7.810% per annum, calculated on the basis of a calendar year of 360 days consisting of twelve (12) thirty-day months).
     Section 2.3. Execution; Limited Obligation. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its Executive Director and attested by the manual or facsimile signature of its Secretary, and shall have impressed or imprinted thereon the official seal of the Issuer or a facsimile thereof. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any official whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery. The Bonds may be signed on behalf of the Issuer by such persons who, at the time of the execution of such Bonds, are duly authorized or hold the appropriate offices of the Issuer, although on the date of the Bonds such persons were not so authorized or did not hold such offices.

          The Bonds, together with premium, if any, and interest thereon, shall be special, limited obligations of the Issuer, payable solely from the Revenues (except to the extent paid out of moneys attributable to Bond proceeds and the income from the temporary investment thereof), and shall be a valid claim of the owners from time to time thereof only against the Bond Fund and other moneys held by the Trustee and the Revenues, which Revenues shall be used for no other purpose than to pay the principal installments of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture or the Agreement.
          The obligations of the Issuer hereunder and under the Bonds shall not be general obligations of the Issuer nor shall they be payable in any manner by taxation. Neither the State nor any political subdivision thereof, including the Issuer, shall be obligated to pay the obligations hereunder, the principal of, premium, if any, or interest on the Bonds, or the other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the State or any political subdivision thereof, including the Issuer (which has no taxing power), is pledged to the payment of the obligations hereunder or under the Bonds. No owner of any of the Bonds has the right to compel any exercise of the taxing power of the Issuer, the State or any political subdivision thereof to pay the Bonds or the interest or the premium, if any, thereon. The Bonds do not and shall never constitute or give rise to any pecuniary liability of the Issuer or a charge upon its general credit or against its taxing powers. The Bonds do not and shall never constitute or evidence an indebtedness of the Issuer, the State or any political subdivision thereof or a loan of credit thereof within the meaning of any constitutional or statutory provision.
     Section 2.4. Authentication. No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form hereinabove set forth shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee’s certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same authorized officer execute the certificate of authentication on all of the Bonds issued hereunder. Each Bond shall bear the date of its authentication, which date of authentication shall be inserted by the Trustee in the place provided for such purpose in the form of certificate of authentication of the Trustee to appear on each Bond.
     Section 2.5. Form and Place of Payment of Bonds. The Bonds issued under this Indenture shall be substantially in the form hereinabove set forth with such variations, omissions and insertions as are permitted or required by this Indenture.
          The principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America only at the Principal Office of the Trustee. Payment of interest on any Bond due on any regularly scheduled Interest Payment Date shall be made to the Registered Owner thereof as of the Record Date preceding such Interest Payment Date. Payments of interest on any Bond shall be made in next day funds by check of the Trustee mailed on the applicable Interest Payment Date to the Registered Owner thereof as of the Record Date preceding such Interest Payment Date at the address of such Registered Owner as it appears on the registration books of the Issuer maintained by the Trustee, as bond registrar, or at such other address as is furnished to the Trustee in writing by such Registered Owner no later than the close of business on such Record Date; provided that payments of interest oh any Bond may be made by wire transfer of immediately available funds to the Registered Owner of such Bond to an account at a financial institution located in the continental United States in the event that such Registered Owner is the registered owner of at least $1,000,000 in aggregate principal amount of the Bonds as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date and such Registered Owner shall have given written notice to the Trustee on or before the second Business Day immediately preceding such Record Date, directing the Trustee to make such payments of interest by wire transfer and identifying the location and number of the account to which such payments should be wired.
     Section 2.6. Delivery of the Bonds. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall deliver the Bonds to, or at the direction of, the Initial Purchaser as directed by the Issuer as hereinafter in this Section 2.6 provided.
          Prior to the delivery of any of the Bonds there shall be filed with the Trustee:
     1. A copy, duly certified by the Secretary of the Issuer, of the proceedings of the governing body of the Issuer authorizing the execution and delivery of the Agreement and this Indenture and the issuance of the Bonds.
     2. Original executed counterparts of this Indenture, the Agreement and the Guaranty.
     3. A written request and authorization to the Trustee by the Issuer and signed by the Executive Director of the Issuer to authenticate and deliver the Bonds to, or at the direction of, the Initial Purchaser upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such written request and authorization representing the principal proceeds of the Bonds plus accrued interest, if any, thereon.
     4. A closing certificate of the Issuer, in form and substance satisfactory to Bond Counsel.
     5. A closing certificate of the Company, in form and substance satisfactory to Bond Counsel.
     6. A closing certificate of the Guarantor, in form and substance satisfactory to Bond Counsel.
     7. Documents and evidence to establish the existence and good standing of the Company and the Guarantor, the authorization of the transactions contemplated by this Indenture and the taking of all proceedings in connection therewith, in form and substance satisfactory to Bond Counsel.

     8. All other such documents, proceedings and showings as shall be requested by Bond Counsel.
     9. An opinion of counsel to the Company, in form and substance satisfactory to Bond Counsel and counsel to the Issuer and the Initial Purchaser.
     10. An opinion of counsel to the Guarantor, in form and substance satisfactory to Bond Counsel and counsel to the Issuer and the Initial Purchaser.
     11. An opinion of counsel to the Issuer, in form and substance satisfactory to Bond Counsel and counsel to the Company, the Guarantor and the Initial Purchaser.
     12. An opinion of Bond Counsel in form and substance satisfactory to counsel to the Issuer, the Company, the Guarantor and the Initial Purchaser.
     Section 2.7. Mutilated, Lost, Stolen or Destroyed Bonds. In the event any Bond is mutilated, lost, stolen, or destroyed, the Executive Director of the Issuer may execute and the Secretary of the Issuer may seal and attest and the Trustee may authenticate a new Bond of like Authorized Denomination as that mutilated, lost, stolen or destroyed bearing a number not contemporaneously then outstanding; provided, that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer, the Trustee and the Company evidence of such loss, theft or destruction satisfactory to the Issuer, the Trustee and the Company, together with indemnity, insurance or surety satisfactory to each of them. In the event any such Bond shall have matured or is to mature within fifteen (15) days of the request for a new Bond, instead of issuing a duplicate Bond, the Issuer may pay the same on the appropriate date. The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.
     Section 2.8. Registration, Transfer and Exchange of Bonds; Persons Treated as Owners. The Issuer shall cause books for the registration and for the registration of transfer of the Bonds as provided in this Indenture to be kept by the Trustee. The Issuer shall prepare and deliver to the Trustee, and the Trustee shall keep custody of, a supply of Bonds duly executed by the Executive Director of the Issuer and attested by the Secretary of the Issuer, with the seal of the Issuer affixed, as provided in Section 2.3 hereof, for use in the transfer and exchange of Bonds. The Trustee is hereby authorized and directed to complete (to the extent not already completed) such forms of Bonds as to principal amounts, registered owners and numbers in effecting transfers and exchanges of Bonds as provided herein. The principal of, premium, if any, and interest on any Bond shall be payable only to the Registered Owner or his legal representative duly authorized in writing, and no registration to “bearer” shall be permitted. Upon surrender for transfer of any Bond at the Principal Office of the Trustee, accompanied by an instrument of assignment or transfer, which instrument of assignment or transfer shall be in the form provided on the Bonds or in such other form acceptable to the Trustee, duly executed by the Registered Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or

Bonds in Authorized Denominations, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding.
          Bonds may be exchanged at the Principal Office of the Trustee for a like aggregate principal amount of Bonds of other Authorized Denominations. The Executive Director of the Issuer shall execute, the Secretary of the Issuer shall seal and attest and the Trustee shall authenticate and deliver Bonds which the Bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding.
          The Trustee shall not be required to transfer or exchange any Bond after notice calling such Bond or portion thereof for redemption prior to maturity has been given as herein provided, or during the period of fifteen (15) days next preceding the giving of such notice of redemption.
          In each case (except as provided in Section 3.2 hereof) the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer, but otherwise no charge shall be made to the Bondholder for such exchange or transfer.
          The Issuer, the Trustee and the Company may deem and treat the Registered Owner of any Bond as the absolute owner thereof for the purpose of receiving payment of or on account of principal and premium, if any, and interest thereon and for all other purposes, and none of the Issuer, the Trustee or the Company shall be affected by any notice to the contrary.
          If the Trustee and the Issuer, at the written direction of the Company, enter into an agreement with a Securities Depository as provided in Section 2.11 hereof, the Issuer shall execute and the Trustee shall, in accordance with Section 2.4 hereof, authenticate a Bond to be held by such Securities Depository, which (i) shall be denominated in an amount equal to the aggregate principal amount of Bonds to be held by the Securities Depository, (ii) shall be registered in the name of the Securities Depository or its nominee in accordance with this Section 2.8, (iii) shall be delivered by the Trustee to the Securities Depository or pursuant to the Securities Depository’s instructions, and (iv) shall bear a legend substantially to the effect that unless the Bond is presented by an authorized representative of the Securities Depository to the Issuer or its agent for registration of transfer, exchange or payment, any transfer, exchange, pledge or other use for value or otherwise is wrongful.
          Notwithstanding any other provision of this Section 2.8, subject to the provisions of the immediately succeeding paragraph, any Bond registered in the name of a Securities Depository or its nominee may be transferred, in whole but not in part; in accordance with this Section 2.8, to a nominee (or a different nominee) of the Securities Depository, or to the Securities Depository, or a successor Securities Depository selected or approved by the Company, or to a nominee of such successor Securities Depository.
          If the Securities Depository which is the record owner (or whose nominee is the record owner) of the Bonds notifies the Issuer, the Trustee or the Company that it is unwilling or unable to continue as record owner of the Bonds, or if such Securities Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Issuer and the Trustee, upon written direction of the Company, shall appoint a successor Securities Depository. If a successor Securities Depository is not appointed within ninety (90) days after the Company receives notice or becomes aware of the events stated in the preceding sentence, or if the Issuer and the Trustee, upon written direction of the Company, elect not to appoint a successor Securities Depository, upon surrender for transfer of the Bond registered in the name of the Securities Depository or its nominee, the Issuer shall execute, and the Trustee shall authenticate, a new Bond or Bonds, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding, which shall be in the Authorized Denominations and registered in the name of the transferee or transferees specified in written instructions delivered pursuant to the last two sentences of this paragraph, in accordance with this Section 2.8. The Issuer and the Trustee shall discontinue an agreement with a Securities Depository within a reasonable amount of time after receipt of written direction from the Company. In such event, the Issuer shall execute and the Trustee shall authenticate, upon receipt of the Bond registered in the name of the Securities Depository or its nominee, a new Bond or Bonds, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding, in the Authorized Denominations and registered in the name of a transferee or transferees specified in written instructions delivered pursuant to the following two sentences, in accordance with this Section 2.8. Upon any surrender of Bonds for transfer pursuant to this paragraph, the Securities Depository shall specify in written instructions delivered to the Issuer, the Trustee and the Company, the name of the transferee or transferees and the Authorized Denominations of the new Bonds. If the transferee specified in such instructions is not a successor Securities Depository described above in this paragraph, then the transferees shall be the beneficial owners of the Bonds specified in such instructions and the Trustee shall deliver new Bonds to such transferees in Authorized Denominations proportionate to their beneficial interest in the Bonds as specified in said instructions.
     Section 2.9. Cancellation of Bonds. Whenever any Outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, upon full or partial payment of the principal amount represented thereby, or for replacement pursuant to Section 2.7 hereof, or upon exchange or transfer pursuant to Section 2.8 hereof, or in accordance with Section 3.2 hereof, such Bond shall be promptly canceled and disposed of by the Trustee and counterparts of a certificate evidencing such cancellation and disposition shall be furnished by the Trustee to the Issuer and the Company.
     Section 2.10. Application of Proceeds of Bonds. The proceeds of the issuance and sale of the Bonds (excluding accrued interest, if any, which shall be deposited into the Bond Fund pursuant to Section 5.3 hereof) shall be deposited with the Trustee in the Construction Fund pursuant to Section 5.7 hereof.
     Section 2.11. Book-Entry System. The Trustee and the Issuer, at the direction of the Company, may from time to time enter into, and discontinue, an agreement with a “clearing agency” (securities depository) registered under Section 17A of the Securities Exchange Act of 1934, as amended (a “Securities Depository”), which is the owner of the Bonds, to establish procedures with respect to the Bonds, not inconsistent with the provisions of this Indenture; provided, however, that any such agreement may provide:

     (a) that such Securities Depository is not required to present a Bond to the Trustee in order to receive a partial payment of principal;
     (b) that a legend shall appear on each Bond so long as the Bonds are subject to such agreement; and
     (c) that different provisions for notice to such Securities Depository may be set forth therein.
          So long as an agreement with a Securities Depository is in effect, the Issuer, the Company, the Trustee and any paying agent or bond registrar shall not have any responsibility or liability with respect to the payment of principal, premium, if any, or interest on the Bonds to the beneficial owners or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or any payments made to such beneficial owners.
Article III
Redemption of Bonds Before Maturity
     Section 3.1. Certain Redemption Dates and Prices.
          (a) Optional Redemption. The Bonds are redeemable, in whole or in part, at the option of the Issuer at the direction of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Bonds or (ii) as determined by an Independent Investment Banker (as defined herein), the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein), plus, in each case, accrued interest thereon to the date of redemption.
          “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such redemption date, plus .25%.
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds. “Independent Investment Banker” means one of the Reference Treasury Dealers (as defined herein) appointed by the Trustee after consultation with the Company.
          “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Treasury Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.
          “Reference Treasury Dealer” means each of NationsBanc Montgomery Securities LLC and at least three primary U.S. Government securities dealers in New York City appointed by the Trustee after consultation with the Company and their respective successors.
          (b) Extraordinary Optional Redemption. The Bonds shall be subject to extraordinary optional redemption by the Issuer, at the written direction of the Company on any date in whole but not in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, upon the occurrence of any one of the following events:
     (i) The Project or the Plant shall have been damaged or destroyed (in whole or in part) by fire or other casualty to such extent that in the opinion of the Company it is not practicable or desirable to rebuild, repair or restore the Project or the Plant; or
     (ii) Title to, or the temporary use of, all or substantially all the Project or the Plant shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority.
          (c) Mandatory Redemption Upon Proceeds Remaining in Construction Fund. The Bonds shall be subject to mandatory redemption by the Issuer, as a whole or in part (in Authorized Denominations) to the extent of moneys remaining in the Construction Fund, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within 180 days after the Company has notice or actual knowledge that proceeds of the Bonds, including income from the investment thereof, shall have remained after completion of the Project and the payment of the Cost of the Project. Upon the occurrence of the event stated in this Section 3.1(c), the principal amount of the Bonds to be redeemed will be a principal amount equal to the lowest Authorized Denomination equal to or in excess of the remaining proceeds of the Bonds, including income from the investment thereof.
          (d) Mandatory Redemption Upon Unenforceability of Agreement. The Bonds shall be subject to mandatory redemption by the Issuer as a whole and not in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date (within 180 days after the Company has notice or actual knowledge of such event), if as a result of any changes in the Constitution of the State or the Constitution of the United States of America or by legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement.
          (e) Purchase in Lieu of Redemption. Notwithstanding anything to the contrary stated herein, the Company may elect to purchase any Bonds that have been called for redemption as described above on the redemption date by giving the Trustee and the Issuer written notice at least two Business Days prior to the date the Bonds are to be redeemed.
          (f) Direction to Trustee to Call Bonds for Redemption. The Issuer hereby directs the Trustee to call Bonds for redemption when it shall have been notified in writing by the Company, pursuant to Sections 7.3 and 7.5 of the Agreement, to do so by mailing a copy of the notice of redemption to the Company at the same time as the Trustee mails such notice of redemption to the owners of the Bonds that have been called for redemption, pursuant to Section 3.3 hereof.
     Section 3.2. Partial Redemption of Bonds. Upon a partial redemption of Bonds, the Bonds to be redeemed shall be selected in such manner as shall be designated by the Trustee. In the case of a partial redemption of Bonds prior to maturity when Bonds of denominations greater than the minimum Authorized Denomination are then outstanding, then for all purposes in connection with such redemption, each minimum Authorized Denomination of each Bond shall be treated as though it were a separate Bond. If it is determined that one or more, but not all, of the minimum Authorized Denominations represented by any Bond is to be called for redemption, then upon notice of redemption of such minimum Authorized Denomination or Denominations, the owner of such Bond shall forthwith surrender such Bond to the Trustee (1) for payment of the redemption price (including the premium, if any, and interest, if any, to the date fixed for redemption) of the minimum Authorized Denomination or Denominations called for redemption, and (2) for exchange, without charge to the owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal amount of such Bond, to the extent possible, provided that after the redemption date all Bonds will be in Authorized Denominations. If the owner of any such Bond of a denomination greater than the minimum Authorized Denomination shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent of the minimum Authorized Denomination or Denominations called for redemption (and to that extent only); interest shall cease to accrue on the portion of the principal amount of such Bond represented by such minimum Authorized Denomination or Denominations on and after the date fixed for redemption and (moneys in an amount sufficient for the payment of the redemption price having been deposited with the Trustee, and being available for the redemption of said minimum Authorized Denomination or Denominations on the date fixed for redemption) such Bond shall not be entitled to the benefit or security of this Indenture to the extent of the portion of its principal amount (and accrued interest thereon to the date fixed for redemption) represented by such minimum Authorized Denomination or

Denominations nor shall new Bonds be thereafter issued corresponding to said minimum Authorized Denomination or Denominations.
     Section 3.3. Notice of Redemption.
          (a) Official Notice. Notice of the call for any redemption shall be given by the Trustee, at the direction of the Company (which direction shall be in writing), by mailing a copy of the redemption notice by first-class mail, postage prepaid, at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the Registered Owner of each Bond to be redeemed as a whole or in part at the address shown on the registration books of the Issuer maintained by the Trustee; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond, or portion thereof with respect to which no such failure or defect has occurred. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. No defect in or delay or failure in giving any recommended notice described in the preceding sentence of this Section 3.3(a) shall in any manner affect the notice of redemption described in the first sentence of this Section 3.3(a). Any notice mailed as provided in this Section 3.3(a) shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice.
          All notices of redemption shall state:
     (1) the redemption date,
     (2) the redemption price,
     (3) the identification, including complete designation and issue date of the series of Bonds of which such Bonds are a part and the CUSIP number (and in the case of partial redemption, the respective principal amounts), interest rate and maturity date of the Bonds to be redeemed,
     (4) that on the redemption date the redemption price will become due and payable upon each such Bond, and that interest thereon shall cease to accrue from and after said date, and
     (5) the name and address of the Trustee for such Bonds, including the name and telephone number of a contact person and the place where such Bonds are to be surrendered for payment of the redemption price.
          With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VII hereof, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.
          (b) Additional Notice of Redemption. The redemption notice required in subsection (a) above shall also be given by the Trustee as set out below. No defect in such redemption notice nor any failure to give all or any portion of such redemption notice as provided in this paragraph shall in any manner defeat the effectiveness of a call for redemption. Such redemption notice shall be sent at least 30 days before the redemption date by facsimile transmission or registered or certified mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations similar to the Bonds identified to the Trustee by the Company and to one or more national information services identified to the Trustee by the Company that disseminate notices of redemption of obligations such as the Bonds.
     Section 3.4. Redemption Payments. On or prior to the date fixed for redemption, moneys immediately available at the Principal Office of the Trustee on such redemption date shall be deposited in the Bond Fund and the Trustee is hereby authorized and directed to apply such funds in the Bond Fund to the payment of the Bonds or portions thereof called for redemption, together with accrued interest, if any, thereon to the date fixed for redemption and any required premium. Upon the giving of notice and the deposit of moneys for redemption (which moneys shall be held in trust for the benefit of, and subject to a security interest in favor of, the owners of the Bonds so called for redemption and may only be invested overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds), interest on the Bonds or portions thereof thus called shall no longer accrue from and after the date fixed for redemption, and such Bonds shall no longer be entitled to the benefit or security of this Indenture except as set forth in Section 5.12 hereof.
     Section 3.5. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and disposed of by the Trustee in accordance with Section 2.9 hereof.
Article IV
General Covenants
     Section 4.1. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on, every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. The principal and interest and premium, if any, are payable by the Issuer solely and only from the Revenues, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any other funds or assets of the Issuer, other than such Revenues and the right, title and interest of the Issuer in and to the Agreement (except as otherwise provided herein) in the manner and to the extent herein specified.

     Section 4.2. Performance of Covenants; Issuer. The Issuer convenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in Section 4.1 hereof, the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Company or by the Trustee, or shall have received the instrument to be executed and at the option of the Issuer shall have received from the Company assurance satisfactory to the Issuer that the Issuer shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument. The Issuer certifies that it is duly authorized under the Constitution and the laws of the State, including particularly the Act, to issue the Bonds and to execute this Indenture, to grant the security interest herein provided, to assign and pledge the Agreement (except as otherwise provided herein) and to assign and pledge the amounts hereby assigned and pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof. Anything contained in this Indenture to the contrary notwithstanding, it is hereby understood that none of the covenants or certifications of the Issuer contained in this Indenture are intended to create a general obligation of the Issuer.
     Section 4.3. Right to Payments Under Agreement; Instruments of Further Assurance. The Issuer covenants that it will defend its right to the payment of amounts due from the Company under the Agreement to the Trustee, for the benefit of the owners from time to time of the Bonds. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts assigned and pledged hereby to the payment of the principal of, premium, if any, and interest on, the Bonds. The Issuer covenants and agrees that, except as herein and in the Agreement provided, it will not sell, convey, mortgage, encumber, or otherwise dispose of any part of the Revenues or its rights under the Agreement.
     Section 4.4. Recordation and Other Instruments. In order to perfect the security interest of the Trustee in the Trust Estate and to perfect the security interest in the Agreement, the Company has covenanted in the Agreement to cause such financing statements, at the expense of the Company, to be duly filed in the appropriate state and county offices as required by the provisions of the Uniform Commercial Code or other similar law as adopted in the State, as from time to time amended. To continue the security interest evidenced by such financing statements, the Company has covenanted in the Agreement to file and record or cause to be filed and recorded, at the expense of the Company, such necessary continuation statements or supplements thereto and other instruments from time to time as may be required pursuant to the provisions of said Uniform Commercial Code or other similar law to fully preserve and protect the security interest of the Trustee in the Trust Estate and to perfect the security interest in the Agreement. The Issuer, at the expense of the Company, shall execute and cause to be executed any and all further instruments as shall be reasonably required by the Trustee or the Company for such protection and perfection of the interests of the Trustee and the Registered Owners. The Company has covenanted in the Agreement to file and refile or cause to be filed and refiled such instruments which shall be necessary to preserve and perfect the Trustee’s lien of this Indenture upon the Trust Estate until the principal of, premium, if any, and interest on the Bonds issued hereunder shall have been paid or provision for their payment shall be made as herein provided.
     Section 4.5. Inspection of Books. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the Revenues shall at all times be open to inspection (upon reasonable notice to the Trustee) during normal business hours by the other or the Company and such accountants or other agencies as one of the other parties may from time to time designate.
     Section 4.6. List of Bondholders. The Trustee will keep on file a list of names and addresses of all Registered Owners of the Bonds on the registration books of the Issuer maintained by the Trustee, together with the principal amount and numbers of such Bonds. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Company or the owners (or a designated representative thereof) of fifteen percent (15%) or more in aggregate principal amount of Bonds then outstanding, such ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.
     Section 4.7. Rights Under Agreement. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder, including provisions that subsequent to the issuance of the Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof the Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer pledged and assigned hereunder and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Registered Owners, whether or not the Issuer is in default hereunder.
Article V
Revenues and Funds
     Section 5.1. Source of Payment of Bonds. The Bonds herein authorized and all payments to be made by the Issuer hereunder, are not general obligations of the Issuer, but are special, limited obligations payable solely and only from the Revenues and as authorized by the Act and provided in the Agreement and in this Indenture.
          The Revenues are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond Fund (hereinafter created). The entire amount of said Revenues is hereby assigned and pledged to the payment of the principal of, and interest and premium, if any, on, the Bonds (and as otherwise provided in this Indenture).
     Section 5.2. Creation of Bond Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated “Mississippi Business Finance Corporation Economic Development Revenue Bonds (Ingalls Shipbuilding, Inc. Project) Taxable Series 1999A — Bond Fund,” which is pledged and shall be used to pay the principal of, premium, if any, and interest on, the Bonds.
     Section 5.3. Payments into Bond Fund. There shall be deposited in the Bond Fund, as and when received, (a) any accrued interest paid upon the initial delivery of any of the Bonds; (b) any amount in the Construction Fund directed to be paid into the Bond Fund under Sections 5.8 and 5.9 hereof; (c) all Revenues, including all moneys received by the Trustee under and pursuant to the Guaranty to pay the principal of, and premium, if any, and interest on, the Bonds; and (d) all other moneys received by the Trustee under and pursuant to the Agreement or from any other source which are required or which are accompanied by directions that such moneys are to be paid into the Bond Fund.
     Section 5.4. Use of Moneys in Bond Fund. Except as otherwise provided in Sections 5.10, 5.12 and 9.2 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, on the Bonds at maturity or upon acceleration or for the redemption of the Bonds prior to maturity, and for the payment of the interest on the Bonds when due.
     Section 5.5. Custody of Bond Fund. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer, and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of and premium, if any, and interest on the Bonds as the same become due and payable which authorization and direction the Trustee hereby accepts.
     Section 5.6. Construction Fund. There is hereby created and established with the Trustee a trust fund in the name of the Issuer to be designated “Mississippi Business Finance Corporation Economic Development Revenue Bonds (Ingalls Shipbuilding, Inc. Project) Taxable Series 1999A — Construction Fund,” which shall be expended in accordance with the provisions of the Agreement.
     Section 5.7. Payments into Construction Fund; Disbursements. The proceeds of the issuance and delivery of the Bonds in accordance with Section 2.6 hereof (excluding accrued interest, if any) shall be deposited in the Construction Fund. Moneys in the Construction Fund shall be expended in accordance with Section 3.3 of the Agreement pursuant to requisitions signed by an Authorized Company Representative and delivered to the Trustee stating with respect to each payment to be made:

     (a) The requisition number;
     (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Company;
     (c) The amount to be or which has been paid; and
     (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Construction Fund in accordance with the provisions of the Agreement and has not been the basis of any previous requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers.
          The Trustee is hereby authorized and directed to make the disbursement pursuant to each such requisition and to issue its checks therefor. In making any such disbursement, the Trustee may rely on any such requisition. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom and shall provide monthly statements of transactions and investments pertaining to the Construction Fund to the Company so long as any Bonds remain outstanding.
     Section 5.8. Completion of Project. The completion of the Project and payment or provision made for payment of the full Cost of the Project shall be evidenced by the filing with the Trustee of a certificate required by the provisions of Section 3.4 of the Agreement. Any balance remaining in the Construction Fund on the Completion Date shall be used in accordance with Section 3.4 of the Agreement.
     Section 5.9. Transfer of Construction Fund. If all of the Bonds are paid or deemed to be paid or canceled as herein provided or if the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, then, notwithstanding anything herein to the contrary, any balance then remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund by the Trustee.
     Section 5.10. Non-presentment of Bonds. In the event any Bond or portion thereof shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, or in the event that any interest payment remains unclaimed, then if moneys sufficient to pay such Bond or interest, including all interest accrued thereon to such date and any premium due in connection therewith shall have been made available to the Trustee, all liability of the Issuer for the payment of such Bond or the payment of such interest and all liability of the Company for the payment of such Bond or the payment of such interest shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds (which may only be invested overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds), without liability for interest thereon, in trust for the benefit of, and subject to a security interest in favor of, the owner of such Bond or such interest payment, as the case may be, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond or interest. Subject to applicable law, any moneys so deposited with and held by the Trustee for the benefit of such persons, if any, for one (1) year after the date upon which such moneys were so deposited, shall be repaid to the Company as provided in Section 8.5 of the Agreement on written request of the Company and thereafter such persons shall look only to the Company for the purpose of payment from such moneys and then only to the extent of the amounts so deposited with the Company, without interest thereon, and the Issuer and the Trustee shall have no responsibility with respect to such moneys and all liability of the Issuer and the Trustee with respect to such moneys shall thereupon cease, terminate and be completely discharged.
     Section 5.11. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of the Bond Fund or the Construction Fund under any provision of this Indenture shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, and except for moneys which have been deposited with the Trustee pursuant to Article VII hereof, and except for moneys held pursuant to Section 5.10 hereof, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien or security interest created hereby.
     Section 5.12. Repayment to the Company from Bond Fund. Subject to the provisions of Section 5.10 hereof, any amounts remaining in the Bond Fund or any other fund or account established pursuant to this Indenture after payment in full of the Bonds (or provision therefor having been made in accordance herewith), and payment in full of the fees, charges and expenses of the Issuer and the Trustee and payment in full of all other amounts required to be paid hereunder and under the Agreement shall be paid to the Company.
     Section 5.13. Additional Payments Under the Agreement. Pursuant to Section 4.2(b) of the Agreement the Company has agreed to pay as provided therein fees, expenses and indemnities of the Trustee. All such additional payments received by the Trustee shall not be paid into the Bond Fund and the Construction Fund, but shall be disbursed by the recipient thereof solely for the purposes for which said additional payments are received.
Article VI
Investment of Moneys
          Except as provided in Sections 3.4 and 5.10 hereof, any moneys held as part of the Bond Fund and any moneys held as part of the Construction Fund shall be invested and reinvested by the Trustee at the written direction of the Company in accordance with the provisions of Section 3.5 of the Agreement. The Trustee may make any and all such investments and such investments described in the next succeeding paragraph through its own investment department. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund for which they were made. The interest accruing thereon and any profit realized from such investments shall be credited to such fund, and any net loss resulting from such investments shall be charged to such fund. The Trustee shall, at the written direction of the Company, sell and reduce to cash a sufficient amount of such investments of the

Construction Fund whenever the cash balance in the Construction Fund is insufficient to pay a requisition when presented or of the Bond Fund whenever the cash balance in the Bond Fund is insufficient to pay the principal of, premium, if any, and interest on the Bonds when due, provided, that the Trustee shall, at the direction of the Company, first sell and reduce to cash those investments of the Bond Fund which mature earliest. The Trustee shall have no responsibility with respect to the compliance by the Company or the Issuer with any covenant herein regarding investments made in accordance with this Article, other than to use its best reasonable efforts to comply with instructions from the Company regarding such investments and the Trustee shall bear no responsibility for losses incurred from such investments. Since the investments permitted by this Section have been included at the request of the Company and the making of such investments from time to time will be subject to the Company’s direction, the Issuer and the Trustee specifically disclaim any obligation to the Company for any loss arising from, or tax consequences of, investments pursuant to the provisions of this Section. The Trustee shall not be responsible for any depreciation of the value of any investment made pursuant to this Section or for losses incurred in the redemption, sale or other disposal of any investments made in accordance with this Section.
Article VII
Discharge of Lien
          If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the owners from time to time of the Bonds, the principal of, premium, if any, and interest due or to become due thereon on the dates and in the manner stipulated therein, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof and if all other liabilities of the Company under the Agreement shall have been satisfied, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the liens of this Indenture shall be canceled and discharged (except with respect to moneys held by the Trustee hereunder, and the rights and immunities of the Issuer and the Trustee hereunder), and upon written request of the Issuer or the Company, the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required by the Issuer or the Company to cancel and discharge the lien hereof and thereof, and reconvey, release, assign and deliver unto the Issuer and the Company, respectively, the estate, right, title and interest in and to any and all property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except amounts in the Bond Fund or any other fund or account established pursuant to this Indenture required to be paid to the Company under Section 5.12 hereof.
          Any Bond shall be deemed to be paid within the meaning of this Article VII when payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption prior to maturity as provided in this Indenture or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust for the benefit of and subject to a security interest in favor of the owner of such Bond, and irrevocably setting aside exclusively for such payment on such due date (1) moneys sufficient to make such payment, or (2) Governmental Obligations maturing as to principal and interest in such amounts and on such dates as will (together with any moneys held under clause (1)), in the written opinion of a firm of certified public accountants delivered to the Trustee, provide sufficient moneys without reinvestment to make such payment, and if all necessary and proper fees, compensation and expenses of the Trustee pertaining to the Bonds with respect to which such deposit is made and all other liabilities of the Company under the Agreement shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes set forth in Sections 2.7 and 2.8 hereof and any such payment from such moneys or Governmental Obligations on the date or dates specified at the time of such deposit.
          Notwithstanding the foregoing, in the case of Bonds which are to be redeemed prior to the Maturity Date, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of redemption of such Bonds shall have been previously given in accordance with Article III hereof, or until the Company, on behalf of the Issuer, shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions:
     (a) stating the redemption date when the principal (and premium, if any) of each such Bond is to be paid (which may be any redemption date permitted by this Indenture); and
     (b) to call for redemption pursuant to this Indenture any Bonds to be redeemed prior to the Maturity Date pursuant to (a) hereof.
          In the case of Bonds which are not to be redeemed within the next succeeding sixty (60) days, the Trustee shall mail, as soon as practicable, in the manner prescribed by Article III hereof, a notice to the owners of such Bonds that the deposit required by (ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Article VII and stating the redemption or maturity date upon which moneys are to be available for the payment of the redemption price on or principal of said Bonds.
          Any moneys so deposited with the Trustee as provided in this Article VII may at the direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the written opinion of a firm of nationally recognized certified public accountants delivered to the Trustee in the amounts and on the dates as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Article VII which in the written opinion of a firm of certified public accountants delivered to the Trustee is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys are deposited, shall be deposited in the Bond Fund as and when collected for use and application as are other moneys deposited in that fund.
          Anything in Article X hereof to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article VII for the payment of the principal of, premium, if any, and interest on the Bonds and the principal of, premium, if any, and interest on such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Article VII shall be made without the consent of the owner of each of the Bonds affected thereby.
          If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect and such agreement provides for the Trustee to obtain a CUSIP number in the event of a partial refunding or redemption of the Bonds and the authentication of a new Bond for the refunded or redeemed Bonds, then the Trustee shall comply with the provisions of such agreement.
Article VIII
Default Provisions and Remedies of Trustee
and Bondholders
     Section 8.1. Defaults; Events of Default. If any of the following events occur, it is hereby declared to constitute an “event of default” hereunder:
     (a) Failure to pay interest on any Bond when such interest shall have become due and payable;
     (b) Failure to pay the principal of, or premium, if any, on any Bond, when due, whether at the stated maturity thereof or upon proceedings for redemption thereof;
     (c) Failure to perform or observe any other of the material covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to Section 8.12 hereof;
     (d) The occurrence of an “Event of Default” under the Agreement; or
     (e) The occurrence of an “event of default” under the Guaranty.
     Section 8.2. Acceleration. Upon the occurrence of an event of default hereunder, the Trustee may, and upon the written request of the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding the Trustee shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then Outstanding and the interest accrued thereon to the date of such declaration immediately due and payable, and such principal, interest, and any premium the Issuer shall have become obligated to pay prior to such date, if any, shall thereupon become and be immediately due and payable. Upon any acceleration hereunder the Trustee shall immediately declare an amount equal to all amounts then due and payable on the Bonds to be immediately due and payable under Section 4.2(a) of the Agreement.
     Section 8.3. Other Remedies; Rights of Bondholders. Upon the occurrence of an event of default hereunder the Trustee may, in addition or as an alternative to the remedy provided for in Section 8.2 hereof, pursue any available remedy by suit at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Bonds then outstanding.

          If an event of default shall have occurred, and if requested so to do by the owners of not less than a majority in aggregate principal amount of Bonds then outstanding, and if indemnified as provided in Section 9.1(1) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section 8.3, as the Trustee, being advised by counsel, shall deem most expedient and in the interests of the Registered Owners; provided that such request shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not result in the personal liability of the Trustee. The Trustee may take any other action under this Indenture which is not inconsistent with such requests. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Registered Owners) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Registered Owners hereunder or now or hereafter existing at law or in equity.
          No delay or omission to exercise any right or power accruing upon any default or event of default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or acquiescence therein; and such right and power may be exercised from time to time as often as may be deemed expedient.
          No waiver of any default or event of default hereunder, whether by the Trustee or the Registered Owners, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.
     Section 8.4. Right of Bondholders to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the owners of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, and subject to indemnification of the Trustee pursuant to Section 9.1(1) hereof, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not result in the personal liability of the Trustee. The Trustee may take any other action under this Indenture which is not inconsistent with such direction.
     Section 8.5. Appointment of Receivers. Upon the occurrence of an event of default hereunder and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Registered Owners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.
     Section 8.6. Waiver. Upon the occurrence of an event of default hereunder, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under the Issuer, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

     Section 8.7. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article VIII or pursuant to Section 6.3 or 6.9 hereof shall, after payment to the Trustee as provided in Section 9.2 hereof, be deposited in the Bond Fund; and all moneys in the Bond Fund (other than moneys held for the payment of a particular Bond) during the continuation of an event of default hereunder shall be applied as follows:
     (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:
     First - To the payment to the persons entitled thereto of all interest then due on the Bonds and, if the amount available shall not be sufficient to pay said amount in full, then to the payment ratably, according to the amounts due, to the persons entitled thereto, without any discrimination or privilege; and
     Second - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture) and, if the amount available shall not be sufficient to pay in full such unpaid principal and premium, then to the payment ratably to the persons entitled thereto without any discrimination or privilege.
     (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond.
     (c) If the principal of all of the Bonds shall have been declared due and payable, and if such declarations shall thereafter have been rescinded and annulled under the provisions of this Article VIII then, subject to the provisions of Section 8.7(b) hereof in the event that the principal of all of the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 8.7(a) hereof.
          Subject to the provisions of Section 9.2 hereof, whenever moneys are to be applied pursuant to the provisions of this Section 8.7, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.
     Section 8.8. Remedies Vested in Trustee. All rights of action (including the right to file proofs of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the owners of the outstanding Bonds.
     Section 8.9. Rights and Remedies of Bondholders. No owner of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or the Agreement or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder or thereunder, unless a default has occurred of which the Trustee has been notified as provided in Section 9.1(h) hereof, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an event of default hereunder and the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 9.1(1), nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name for sixty (60) days after such notification, request and offer of indemnification; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture or the Agreement, or for the appointment of a receiver or for any other remedy hereunder or thereunder; it being understood and intended that no one or more owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder or thereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the owners of all Bonds then Outstanding. Nothing contained in this Indenture, however, shall affect or impair the right of any Registered Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective owners thereof on the date, at the place, from the source and in the manner in the Bonds expressed
     Section 8.10. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder respectively with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     Section 8.11. Waivers of Events of Default. The Trustee may at its discretion waive any event of default hereunder and its consequences and may rescind any declaration of acceleration of principal, and shall do so upon the written request of the owners of (1) not less than a majority in aggregate principal amount of all the Bonds then Outstanding in respect of which default in the payment of principal or interest, or both, exists, or (2) not less than a majority in aggregate principal amount of all Bonds then Outstanding in the case Of any other default; provided, however, that there shall not be waived (a) any default in the payment of the principal of or premium, if any, on any Outstanding Bonds at the date of maturity specified therein or redemption prior to maturity, or (b) any default in the payment when due of the interest on any such Bonds, unless prior to such waiver or rescission, all arrears of principal or interest, or both, and all expenses of the Trustee, in connection with such default shall have been paid or provided for; and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.
     Section 8.12. Notice of Defaults under Section 8.1(c); Opportunity of the Issuer and the Company to Cure Such Defaults. Anything herein to the contrary notwithstanding, no default under Section 8.1(c) hereof shall constitute an event of default hereunder until notice of such default by registered or certified mail, return receipt requested, shall be given to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the owners of not less than a majority in aggregate principal amount of all Bonds then Outstanding which notice shall specify such default, request that said default be remedied and state that such notice is a “Notice of Default” hereunder, and the Issuer and the Company shall have had ninety (90) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period.
          With regard to any default concerning which notice is given to the Issuer and the Company under the provisions of this Section 8.12, the Issuer hereby grants the Company full authority for account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.
Article IX
Trustee
     Section 9.1. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

     (a) The Trustee, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred hereunder, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an event of default has occurred hereunder (which has not been cured or waived), and subject to the provisions of Section 9.1(1) hereof, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
     (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall, in the case of attorneys, agents or receivers, not be answerable for the conduct of the same if appointed by the Trustee in good faith and without negligence, and shall be entitled to advice of counsel concerning its duties hereunder and thereunder, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or thereunder in good faith in reliance thereon, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof or thereof, and the Trustee may be reimbursed for such payment as provided in Section 4.2(b) of the Agreement.
     (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of the Trustee endorsed on the Bonds), or for the validity of the execution by the Issuer of this Indenture or any supplemental indentures hereto, or of any instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby or for filing any financing or continuation statements in any public office at any time in order to perfect or maintain the perfection of any security interest granted hereby or to maintain any insurance policy relating to the Project. No provision of this Indenture shall require the Trustee to expend or risk its own funds or shall relieve the Trustee from liability for its negligence or willful misconduct.
     (d) The Trustee shall not be accountable for the use of the proceeds of any Bonds authenticated or delivered hereunder. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not the Trustee.
     (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon such owner and all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof or on registration of transfer thereof.

     (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by a member or an authorized official of the Issuer or an Authorized Company Representative under the Agreement as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in Section 9.1(h) hereof, or of which by Section 9.1(h) it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of a member or an authorized official of the Issuer to the effect that an authorization in the form therein set forth has been adopted by the Issuer as conclusive evidence that such authorization has been duly adopted, and is in full force and effect.
     (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence, bad faith or misconduct.
     (h) The Trustee shall not be required to take notice or be deemed to have notice of any default or event of default hereunder or under the Agreement except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article IV hereof, unless the Trustee shall be specifically notified in writing of such default by the Issuer, the Company or the owners of at least a majority in aggregate principal amount of Bonds then Outstanding and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the Principal Office of the Trustee (unless otherwise provided in the Bonds and this Indenture), and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.
     (i) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property herein conveyed, including all books, papers and records of the Issuer and the Company pertaining to the Project and the Bonds (upon reasonable notice to the Issuer or the Company, as the case may be), and to take such memoranda from and with regard thereto as may be desired, subject to such limitations, restrictions and requirements as the Issuer or the Company, as the case may be, may reasonably prescribe.
     (j) The Trustee shall not be required to give any bond or surety in respect of the execution of said trusts and powers or otherwise in respect of the premises.
     (k) Notwithstanding anything elsewhere in this Indenture and the Agreement with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture and the Agreement, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, by the Trustee deemed desirable for the purpose of establishing the right of the Issuer or the Company to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.
     (l) Before taking any action at the request or direction of owners of the Bonds under this Indenture, including directions referred to in Section 8.3, Section 8.4, and Section 9.4 hereof, the Trustee may require that a satisfactory indemnity bond be furnished by such owners for the reimbursement of all expenses (including reasonable counsel fees and expenses) to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence, bad faith or misconduct. Notwithstanding anything in this Indenture to the contrary, the Trustee may not require the indemnification provided for in this Section 9.1(1) before taking action under Section 9.2 hereof or to realize moneys under the Guaranty as provided herein or before making regularly scheduled payments of principal and interest on the Bonds.
     (m) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
     (n) The Trustee’s rights to immunities and protection from liability hereunder and its rights to payment of its fees, expenses and indemnities shall survive its resignation or removal and the final payment or defeasance of the Bonds and all indemnifications and releases from liability granted herein to the Trustee shall extend to its directors, officers, employees and agents.
     Section 9.2. Fees, Charges, Indemnities and Expenses of the Trustee. The Trustee shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services and in connection with entering into this Indenture. The Trustee shall also be entitled to payment of its reasonable fees, charges and expenses in the event that provision for the payment of the Bonds is made pursuant to Article VII hereof. The Company, the Issuer and the holders of the Bonds agree that the Trustee shall have a first lien for the foregoing fees, charges and expenses and for the indemnities owed to it under Section 4.2(b) of the Agreement with right to enforce such lien for payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate (other than moneys held for the payment of particular Bonds whether or not such payment is then due and owing) for the foregoing fees, charges, expenses and indemnities incurred by it.
     Section 9.3. Notice of Default. If a default occurs of which the Trustee is by Section 9.1(h) hereof required to take notice or if notice of default be given as therein provided, then the Trustee shall promptly give written notice thereof by registered or certified mail, return receipt requested, to the Issuer and the Company. The Trustee shall promptly give written notice of any such default by registered or certified mail, return receipt requested, to the owner of each

Bond as shown by the list of Registered Owners required by the terms of Section 4.6 hereof to be kept at the Principal Office of the Trustee.
     Section 9.4. Intervention by the Trustee. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the owners from time to time of the Bonds, the Trustee may intervene on behalf of Registered Owners and, subject to the provisions of Section 9.1(1) hereof, shall do so if requested in writing by the owners of at least a majority of the aggregate principal amount of Bonds then Outstanding.
     Section 9.5. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger or consolidation to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any such successor Trustee shall give notice thereof to the Issuer and the Company.
     Section 9.6. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving sixty (60) days’ written notice by first class mail, postage prepaid, to the Issuer, the Company and the owner of each Bond as shown by the list of Registered Owners required by Section 4.6 hereof to be kept by the Trustee, and such resignation shall take effect at the end of such sixty (60) days provided that a successor Trustee has been appointed and shall have accepted appointment pursuant to Section 9.8 hereof, or upon the earlier appointment of, and acceptance of appointment by, a successor Trustee pursuant to Section 9.8 hereof. If no successor Trustee shall have been so appointed and have accepted appointment within sixty (60) days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.
     Section 9.7. Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Issuer and the Company and signed by the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, or (so long as no default or Event of Default is then existing under the Agreement) signed by the Company and delivered to the Trustee and the Issuer, and such removal shall take effect at the appointment of a successor Trustee pursuant to the provisions of Section 9.8 hereof and acceptance by such Trustee.
     Section 9.8. Appointment of Successor Trustee. In case the Trustee hereunder shall (a) give notice of resignation, (b) be removed, or (c) be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public office or offices, or of a receiver appointed by a court; a successor shall be appointed by the Issuer (at the written direction of the Company); provided, that if a successor Trustee is not so appointed within sixty (60) days after notice of resignation is mailed or an instrument of removal is delivered as provided under Sections 9.6 and 9.7 hereof, respectively, or within sixty (60) days of the Issuer’s knowledge of any of the events specified in (c) hereinabove, then the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their duly authorized attorneys in fact, a copy of which shall be delivered personally or sent by first class mail, postage prepaid, to the Issuer, the retiring Trustee, the successor Trustee and the Company, may designate such successor. If the Registered Owners and the Issuer fail to so appoint a successor Trustee hereunder within sixty (60) days after the Trustee has given notice of its resignation, has been removed, has been dissolved, has otherwise become incapable of acting hereunder or has been taken under control by a public officer or receiver, the Trustee shall have the right to petition a court of competent jurisdiction to appoint a successor Trustee hereunder. Every such Trustee appointed pursuant to the provisions of this Section 9.8 shall be a trust company or bank with trust powers in good standing and have a reported capital and surplus of not less than $100,000,000 (such capital and surplus requirement may be met by the trust company’s or bank’s holding company) if there be such an institution willing, qualified and able to accept the trust upon customary terms.
     Section 9.9. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer (at the direction of the Company), or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor Trustee shall, upon payment of its charges, deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby or thereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder and thereunder, together with all other instruments provided for in this Article X, shall be filed or recorded by the successor Trustee in each recording office where the Indenture (or a financing statement with respect thereto) shall have been filed or recorded.
     Section 9.10. Appointment of a Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement and, in particular, in case of the enforcement of either of them on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies granted herein to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint, with the consent of the Company (to the extent that no default or Event of Default shall have occurred and be continuing under the Agreement), an additional individual or institution as a separate trustee or co-trustee. The following provisions of this Section 9.10 are adapted to these ends.
          In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-trustee, in the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers, trusts and remedies herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, obligation, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be imposed upon, exercised by or vested in or conveyed to the Trustee with respect thereto shall be imposed upon, exercisable by and vest in such separate trustee or co-trustee, but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights, trusts and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them. Such separate trustee or co-trustee shall deliver an instrument in writing acknowledging and accepting its appointment hereunder to the Issuer, the Trustee and the Company.
          Should any instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. If the Issuer shall fail to deliver the same within fifteen (15) days of such request, or if an Event of Default has occurred and is continuing, the Trustee is hereby appointed attorney-in-fact for the Issuer to execute, acknowledge and deliver such instruments in the Issuer’s name and stead. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.
Article X
Supplemental Indentures
     Section 10.1. Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without consent of, or notice to, any of the Bondholders enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:
          (a) To cure any ambiguity or formal defect or omission in this Indenture or to make any other change, provided that no such action is to the prejudice of the Registered Owners;

          (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;
          (c) To secure or maintain ratings on the Bonds from Moody’s and/or S&P, which changes will not restrict, limit or reduce the obligation of the Company to pay amounts sufficient to pay the principal of and premium, if any, and interest on the Bonds or otherwise materially adversely affect the Registered Owners under this Indenture; and
          (d) To make any other change which in the judgment of the Trustee does not materially adversely affect the Registered Owners.
          Upon the execution of any such supplemental indenture as in this Section 10.1 permitted and provided, this Indenture shall be deemed to be modified and amended in accordance therewith.
     Section 10.2. Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures covered by Section 10.1 hereof and subject to the terms and provisions contained in this Section 10.2, and not otherwise, the owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section 10.2 or in Section 10.1 hereof contained shall permit, or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then Outstanding, (a) an extension of the maturity (or mandatory redemption date) of the principal of, premium, if any, or the interest on, any Bond issued hereunder, or (b) a reduction in the principal amount of, or redemption premium on, any Bond or a change in the interest rate borne by any Bond issued hereunder, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such supplemental indenture or to an amendment to the Agreement as provided in Section 11.2 hereof, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (f) the deprivation of the owner of any Bond then Outstanding of the lien hereby created on the Trust Estate.
          If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section 10.2, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be sent by overnight delivery service (with the signature of the receiving party required) or to be mailed by registered or certified mail, return receipt requested, to the owner of each Bond then Outstanding as shown by the list of Registered Owners required by the terms of Section 4.6 hereof to be kept at the Principal Office of the Trustee. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Registered Owners. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the sending or mailing of such notice, the owners of not less than a majority or 100%, as the case may be, in aggregate principal amount of the Bonds then Outstanding shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section 10.2 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.
     Section 10.3. Consent of Company. Anything herein to the contrary notwithstanding, no amendment, change or modification of this Indenture shall become effective unless and until the Company shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture, together with a copy of the proposed supplemental indenture, to be given by overnight delivery service (with the signature of the receiving party required) or by registered or certified mail, return receipt requested, to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture.
     Section 10.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Article XI
Amendment of Agreement and Guaranty
     Section 11.1. Amendments, Etc., to Agreement Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without the consent of or notice to the Registered Owners, consent to any amendment, change or modification of the Agreement (including an assignment thereof) as may be required (i) by the provisions of the Agreement or this Indenture; (ii) for the purpose of curing any ambiguity or formal defect or omission or in connection with any other change therein; (iii) to secure or maintain ratings on the Bonds from Moody’s and/or S&P; (iv) to describe more fully or to amplify or correct the description of any property financed under the Agreement or intended to be so or to amend Exhibit A to the Agreement in accordance with Section 3.1 thereof; or (v) to make any other change which in the judgment of the Trustee does not materially adversely affect the Registered Owners.

     Section 11.2. Amendments, Etc., to Agreement Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in Section 11.1 hereof, the Issuer and the Trustee shall not consent to any other amendment, change or modification of the Agreement without the giving of notice and the written approval or consent of the owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding given as provided in this Section 11.2; provided, however, that nothing in this Section 11.2 or in Section 11.1 hereof contained shall permit or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then Outstanding, (a) an extension of time for the payment of an amount due pursuant to Section 4.2(a) of the Agreement; (b) a reduction in the total amount due pursuant to Section 4.2(a) of the Agreement; or (c) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such amendment, change or modification of the Agreement. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 10.2 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Registered Owners.
     Section 11.3. Amendment of Guaranty. The Trustee and the Guarantor may, without the consent of or notice to the owners of the Bonds, enter into any amendment, change or modification of the Guaranty (i) as may be required by the provisions of the Guaranty or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) in connection with an amendment of this Indenture, (iv) to effect any event or purpose for which there could be an amendment of this Indenture without the consent of the owners of the Bonds, or (v) in connection with any other change therein which is not in the judgment of the Trustee to the material prejudice of the Trustee or the owners of the Bonds. Except for the amendments, changes or modifications described in the preceding sentence, the Trustee and the Guarantor may not enter into any other amendment, change or modification of the Guaranty without first mailing notice to, and obtaining the written approval or consent of, the owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding; provided, however, that the foregoing does not permit, without the written approval or consent of the Owners of 100% in aggregate principal amount of the Bonds then Outstanding, an extension of the time of payment of, or a reduction in, any amount payable under the Guaranty as to principal of, and premium, if any, or interest on, the Bonds or any change in the unconditional nature of the obligations of the Guarantor thereunder. Notwithstanding the above provisions of this Section 11.3, any amendment, change or modification of the Guaranty relating to payments due the Issuer under Section 4.2(c), 5.2 or 6.2 of the Agreement may only be made with the prior written consent of the Issuer.
     Section 11.4. Execution of Consents. In executing any consent permitted by this Article the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such consent is authorized or permitted by this Indenture and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, consent to any amendment, change or modification of the Agreement which affects the Trustee’s own rights, duties or immunities under this Indenture, the Agreement or otherwise.
Article XII
Miscellaneous
     Section 12.1. Consents, Etc., of Bondholders. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Registered Owners may be in any number of concurrent documents and may be executed by such Registered Owners in person or by an agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:
          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgment within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution, or in any manner satisfactory to the Trustee.
          (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.8 hereof.
           For all purposes of this Indenture and of the proceedings for the enforcement hereof, such person shall be deemed to continue to be the owner of such Bond until the Trustee shall have received notice in writing to the contrary.
          In determining whether the owners of the requisite principal amount of Bonds outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Company or any affiliate of the Company shall be disregarded and deemed not to be Outstanding under this Indenture, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph (a) an “affiliate” means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company; and for the purposes of this definition (b) “control”, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Company or any affiliate of the Company.

          Notwithstanding the foregoing paragraph, Bonds owned by the Company or any affiliate of the Company shall be deemed to be Outstanding under the Indenture if all the Bonds Outstanding at the time are owned by the Company or an affiliate of the Company; provided, however, that in such event the Company or such affiliate may not consent to any supplement to this Indenture that would affect the validity of the Bonds; and provided further that if a supplement to this Indenture is executed at a time when the Company or any affiliate is the owner of all the Outstanding Bonds, Bond Counsel shall render an opinion that the execution of the supplement to this Indenture does not adversely affect the validity of the Bonds.
     Section 12.2. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Company, and the owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions therein contained, this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Company and the owners from time to time of the Bonds as herein provided.
     Section 12.3. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.
     Section 12.4. Notices. Unless otherwise specifically provided herein, any notice, request, complaint, demand, direction, communication or other paper shall be sufficiently given if in writing and shall be deemed given: (i) three (3) days after the same are deposited in the United States mail and sent by registered or certified mail, return receipt requested, or (ii) when the same are delivered by hand, or (iii) when the same are sent by confirmed facsimile transmission, or (iv) on the next Business Day when the same are sent by overnight delivery service (with the signature of the receiving party required), in each case to the parties at the addresses set forth below or at such other address as a party may designate by written notice to the other parties: if to the Issuer, to Mississippi Business Finance Corporation, Department of Economic and Community Development, Corner of President and High, Sillers Building — 13th Floor, P.O. Box 849, Jackson, Mississippi 39205, or Telecopy Number (601) 359-2832, Attention: Executive Director; if to the Trustee, to The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670, or Telecopy No. (312) 407-1708, Attention: Corporate Trust Services Division, Suite 0126; if to the Company, to Ingalls Shipbuilding, Inc., 1000 Litton Access Road, Pascagoula, Mississippi 39567, or Telecopy Number (228) 935-4864, Attention: Division Counsel, with a copy to the Guarantor at the address stated below; and to the Guarantor, to Litton Industries, Inc., 21240 Burbank Boulevard, Woodland Hills, California 91367, or Telecopy Number (818) 598-2025, Attention: General Counsel. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Issuer or the Company shall also be given to the other.
     Section 12.5. Payments Due on Non-Business Days. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date, but may be made on the immediately following Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.
     Section 12.6. Action by Company. Wherever it is herein or in the Agreement provided or permitted for any action to be taken by the Company, such action may be taken by an Authorized Company Representative under the Agreement, unless the context clearly indicates otherwise.
     Section 12.7. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
     Section 12.8. Applicable Provisions of Law. This Indenture shall be governed by and construed in accordance with the laws of the State; provided that the immunities and standard of care of the Trustee in the administration of its trusts hereunder shall be governed by and construed in accordance with the laws of the jurisdiction in which its Principal Office is located.
     Section 12.9. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.
     Section 12.10. Provisions for Payment of Expenses. The Issuer shall not be obligated to execute any documents or take any other action under or pursuant to this Indenture, the Agreement or any other document in connection with the Bonds unless and until provision for the payment of expenses of the Issuer shall have been made. Provisions for expenses shall be deemed to have been made upon arrangements reasonably satisfactory to the Issuer for the provision of expenses being agreed upon by the Issuer and the Company.
     Section 12.11. Limited Liability of Officers, Etc. No recourse shall be had for the payment of the principal of, premium, if any, and interest on the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future official or employee of the Issuer, or any successor thereof, as such, either directly or indirectly or through the Issuer or any successor, under any rule or law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such official or employee as such is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of any of the Bonds.
     Section 12.12. Additional Notices to Rating Agencies. The Trustee hereby agrees that if at any time (a) there is a change in the Trustee or the co-trustee; (b) any amendments to the Indenture, the Agreement or the Guaranty; or (c) all or any part of the principal of the Bonds is paid; then, in each case, the Trustee shall use its best efforts to give notice promptly as provided in Section 12.4 hereof of any such event to each Rating Agency then maintaining a rating on the Bonds, which notice in the case of an event described in clause (b) above shall include a copy of any such amendment. The agreement contained in this paragraph is made as a matter of courtesy and accommodation only and the Trustee shall have no liability to any person for any failure to comply therewith.

          In Witness Whereof, the Mississippi Business Finance Corporation and The First National Bank of Chicago, have caused this Indenture of Trust to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized officers, all as of the day first above written.

Mississippi Business Finance Corporation

By
Executive Director
[Seal]
Attest:

By
Secretary

The First National Bank of Chicago, as Trustee

By
Its Assistant Vice President
[Seal]
Attest:

By
	Its	Vice President